UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

GUESS?, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 21, 2012, Guess?, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). As of May 2, 2012, the record date for the Annual Meeting, there were a total of 89,970,864 shares of common stock of the Company outstanding and eligible to vote. At the Annual Meeting, 83,752,081 shares were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the shareholders of the Company voted on the following matters:

•	The election of one director to serve on the Company’s Board of Directors for a term of three years and until his successor is duly elected and qualified.

•	The approval of an amendment and restatement of the Company’s 2002 Employee Stock Purchase Plan.

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending February 2, 2013.

The results of the voting were as follows:

1.	With respect to the election of one director to serve on the Company’s Board of Directors for a term of three years and until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gianluca Bolla	63,145,134	17,690,189	2,916,758

Based on the votes set forth above, the director nominee was duly elected.

2.	With respect to the approval of an amendment and restatement of the Company’s 2002 Employee Stock Purchase Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
80,041,298	781,199	12,826	2,916,758

Based on the votes set forth above, the amendment and restatement of the Company’s 2002 Employee Stock Purchase Plan was approved.

3.	With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending February 2, 2013:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,399,754	319,094	33,233	-0-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending February 2, 2013 was duly ratified.

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Item 7.01. Regulation FD Disclosure.

The Company issued a press release on June 26, 2012 announcing that the Board of Directors has authorized a new program to repurchase, from time-to-time and as market and business conditions warrant, up to $500 million of its common stock. Repurchases under the program may be made on the open market or in privately negotiated transactions, pursuant to Rule 10b5-1 trading plans or other available means. There is no minimum or maximum number of shares to be repurchased under the program and the program may be discontinued at any time, without prior notice.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Guess?, Inc. dated June 26, 2012 (share repurchase authorization)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2012	GUESS?, INC.

	By:	/s/ Dennis R. Secor

Dennis R. Secor
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Guess?, Inc. dated June 26, 2012 (share repurchase authorization)

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